UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 30, 2007

    Xethanol Corporation
(Exact Name of Registrant as Specified in Its Charter)

    Delaware
(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York (Address of Principal Executive Offices)	10036 (Zip Code)

    (646) 723-4000
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [__]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [__}    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [__]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

        On May 30, 2007 at 4:30 p.m. EDT, Xethanol Corporation (“Xethanol”) conducted a conference call to provide an update of the business and operations of the company. The script for the conference call is attached to this report as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.      Exhibit

99.1                   Script for Conference Call on May 30, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: May 30, 2007	By: /s/ David R. Ames
David R. Ames
Chief Executive Officer and President